Exhibit 10(a) 82

                SYSTEM EXECUTIVE RETIREMENT PLAN

             OF ENTERGY CORPORATION AND SUBSIDIARIES



                            PURPOSES

        The System Executive Retirement Plan of Entergy

Corporation and Subsidiaries has as its purposes attracting,

retaining and motivating certain highly competent eligible

employees; and encouraging personal growth and improvement of personal productivity.  The Plan is designed primarily to aid eligible employees in providing supplemental post-retirement income for themselves and their families and after death benefits for their beneficiaries.  The Plan is also designed to make

available to the Employer, subsequent to the Employee's

retirement and subject to the Employee's post-retirement time constraints, the Employee's knowledge of, and experience with respect to, the business and operations of the Employer.



                           Article I.

                           DEFINITIONS

        The following terms shall have the meaning hereinafter

indicated unless expressly provided herein to the contrary:

1.01    "Administrator" shall mean the Vice President, Human

        Resources & Administration of Entergy Services, Inc. or

        such other person or persons from time to time appointed

        by the Chairman of the Board of Directors in accordance

        with Section 7.01.  The Administrator shall be the "plan

        administrator" for the Plan within the meaning of the

        Employee Retirement Income Security Act of 1974, as

        amended.

1.02    "Beneficiary" shall mean the Surviving Spouse of the

        Participant or, if the Participant does not have a

        Surviving Spouse, the Beneficiary shall mean any

        individual or entity so designated by the Participant,

        or, if the Participant does not have a Surviving Spouse

        and does not designate a beneficiary hereunder, or if the

        designated beneficiary predeceases the Participant, the

        Beneficiary shall mean the Participant's estate.

1.03    "Benefit Base" shall mean that amount defined in Section

        2.01 which is payable at or after a Participant's Normal

        Retirement Date.

1.04    "Board of Directors" shall mean the Board of Directors of

        Entergy Corporation.

1.05    "Deferred Retirement Date" shall mean the first day of

        the month coincident with or next following the month in

        which the Participant elects to Retire from Service or

        Separate from Service but which occurs after the Normal

        Retirement Date for such Participant.  Notwithstanding

        this definition, such date shall constitute the "Deferred

        Retirement Date" for purposes of this Plan only to the

        extent that the Employer has given its prior written

        consent for the Participant to continue his employment

        beyond the Normal Retirement Date of such Participant.

        Such consent may be freely withheld.  Any continuation of

        employment by the Employee beyond his Normal Retirement

        Date without such prior written consent of the Employer

        shall be governed by the terms of Section 6.01.

1.06    "Early Retirement Date" shall mean the first day of the

        month coincident with or next following the date on which

        the Participant who has attained the requisite age and

        number of Years of Service required for early retirement

        under the Entergy Retirement Plan (as in effect as of the

        date of any such election) elects to Retire from Service

        or Separate from Service with the prior written consent

        of the Employer (which consent may be freely withheld)

        provided that such date precedes the Normal Retirement

        Date for any such Participant.  Any election by the

        Participant to Retire or Separate from Service on or

        after his Normal Retirement Date shall not be deemed an

        Early Retirement Date, but shall be governed, to the

        extent applicable, by Sections 1.05 and 1.17,

        respectively.

1.07    "Early Retirement Reduction Factor" shall mean the factor

        or percentage by which the Benefit Base of a participant

        under the Entergy Retirement Plan, as from time to time

        amended, shall be reduced for each month by which such

        participant's early retirement date precedes his Normal

        Retirement Date.

1.08    "Entergy Retirement Plan" shall mean the Retirement

        Income Plan of Entergy Corporation, Entergy Services,

        Inc., Electec, Inc., System Energy Resources, Inc.,

        System Fuels, Inc., and Entergy Operations, Inc., or any

        successor to such plan as may from time to time be

        established by Entergy Corporation for the benefit of non-

        bargaining employees of Entergy Corporation and other

        System Companies.  In the event that any such Entergy

        Retirement Plan is terminated as to the non-bargaining

        employees of Entergy Corporation and System Companies and

        no successor plan is established with respect thereto,

        the term "Entergy Retirement Plan" shall mean the

        qualified defined benefit plan in the form last sponsored

        by Entergy Corporation on or before the date of any such

        termination.

1.09    "Employee" shall mean an employee of a System Company who

        is a member of a select group of management or highly

        compensated employees.

1.10    "Employer" shall mean the System Company with which the

        Employee is last employed on or before the Employee's

        Retirement or Separation from Service.

1.11    "Executive Annual Incentive Plan" shall mean the

        Executive Annual Incentive Plan sponsored by Entergy

        Corporation as a cash incentive plan for select members

        of management of Entergy Corporation and other System

        Companies (exclusive of Entergy Enterprises, Inc.) as

        such plan is from time to time amended.

1.12    "Final Annual Compensation" shall mean the sum of (i) the

        final annual base salary received by or payable to the

        Participant from the Employer or from any other System

        Company, exclusive of bonuses and overtime payments, but

        including the amount, if any, such Participant defers

        under a cash or deferred arrangement qualified under

        Section 401(k) of the Code, and under any cafeteria plan

        under Section 125 of the Code including, without

        limitation, any deferrals under any flexible spending

        arrangements permitted by the Code; and (ii) any annual

        Target Award with respect to the Participant for the

        performance period under the Executive Annual Incentive

        Plan during which the Participant's Retirement or

        Separation from Service occurs.

1.13    "Final Monthly Compensation" shall mean 1/12th of the

        amount equal to the Participant's Final Annual

        Compensation as in effect on the Participant's Retirement

        or Separation from Service.

1.14    "Income Commencement Date" shall mean the first date on

        which the Participant is entitled under the applicable

        provisions of Article II to commence receiving a monthly

        benefit under the Plan based on, or as the result of,

        such Participant's death, Retirement or Separation from

        Service.

1.15    "Joint Annuitant" shall mean the legal spouse of a

        Participant as of the date of the Participant's

        Retirement or Separation from Service who is eligible to

        receive a Survivor's Benefit in the event of the

        Participant's death on or after the Income Commencement

        Date in accordance with Article III.

1.16    "Know-How Points" shall mean those number of points from

        time to time established with respect to a position held

        by a Participant as defined by and determined in

        accordance with the procedures under the Entergy

        Corporation Companies Job Evaluation Manual, as from time

        to time amended.

1.17    "Normal Retirement Date" shall be the first day of the

        month coincident with or next following an Employee's

        65th birthday, or such earlier date as may be established

        from time to time under the Entergy Retirement Plan as

        the earliest date on which an unreduced benefit shall

        become payable under such plan.

1.18    "Other Employer Plans" shall mean all other non-qualified

        defined benefit retirement income or pension plans,

        trusts, or other arrangements sponsored by any System

        Company (including any benefits under Supplemental

        Credited Service Agreements, the Supplement Retirement

        Plan, and the Post-Retirement Plan) under which the

        Participant may have an earned or accrued benefit in

        effect at the time of his Retirement or Separation from

        Service.  Such term shall not include: any tax qualified

        employee pension plans; any profit-sharing, stock bonus

        or other defined contribution plans; the Gulf States

        Utilities Company Executive Income Security Plan; Gulf

        States Utilities Company Executive Continuity Plan; Gulf

        States Utilities Company Nonqualified Deferred

        Compensation Plan for Officers, Nonemployee Directors and

        Designated Key Employees; and any other plans, programs,

        or arrangements that allow for a paid up benefit or a

        cash lump sum payment in lieu thereof.

1.19    "Participant" shall mean an Employee who is eligible for

        a Target Award at a level at or above 35% of base salary

        as from time to time defined in the Executive Annual

        Incentive Plan and who remains eligible for participation

        in accordance with the applicable provisions of the Plan

        including, without limitation, Section 6.01.

1.20    "Personnel Committee" shall mean the Personnel Committee

        of the Board of Directors.

1.21    "Plan" shall mean this System Executive Retirement Plan

        of Entergy Corporation and Subsidiaries and any

        amendments, supplements or modifications from time to

        time made hereto.

1.22    "Retirement", "Retires", "Retire," or "Retired from

        Service" shall mean the retirement of a Participant from

        employment with the Employer in accordance with Article

        II.

1.23    "Retirement Income" shall mean the monthly benefit

        payable to a Participant under the Plan in accordance

        with Article II.

1.24    "Separation from Service", "Separates from Service" or

        "Separated from Service" shall mean the separation of a

        Participant from employment with the Employer before

        attaining his Normal Retirement Date with the prior

        written consent of the Employer.

1.25    "Separation from Service Date" shall mean the date on

        which a Participant Separates from Service as defined in

        Section 1.24.

1.26    "Surviving Spouse" shall mean the person to whom the

        Participant was legally married as of the date of such

        Participant's death.

1.27    "Survivor's Benefit" shall mean that monthly benefit

        described under Section 3.01 which is payable to the

        Participant's Joint Annuitant in the event his death

        occurs on or after his Income Commencement Date.  To the

        extent that the Participant has made a timely election

        for an optional form of Survivor's Benefit in accordance

        with Section 3.02, the term "Survivor's Benefit" shall

        mean the monthly benefit described under Section 3.02

        rather than Section 3.01.

1.28    "Survivor's Preretirement Death Benefit" shall mean that

        monthly benefit described under Article IV which is

        payable to the Participant's Surviving Spouse or other

        Beneficiary, as applicable, in the event the

        Participant's death occurs before his Income Commencement

        Date.

1.29    "System" shall mean Entergy Corporation and all System

        Companies.

1.30    "System Company" shall mean Entergy Corporation and any

        corporation 80% or more of whose stock (based on voting

        power or value) is owned, directly or indirectly, by

        Entergy Corporation and any partnership or trade or

        business which is 80% or more controlled, directly or

        indirectly, by Entergy Corporation.

1.31    "Target Award" shall mean the full, unreduced annual

        award for which a given Participant hereunder is eligible

        to receive under the Executive Annual Incentive Plan.

        For purposes of this Plan, such Target Award is

        determined as if the Participant: (i) had completed the

        applicable annual plan year under the Executive Annual

        Incentive Plan, and (ii) had met all performance criteria

        thereunder for the then current year at a Superior Level

        established under that plan or under such other terms as

        the Board of Directors may from time to time determine.

1.32    "Ten-Year Certain Period" shall mean that period referred

        to in Section 2.01 which commences on the Participant's

        Income Commencement Date and continues thereafter for a

        period of ten Years.  For purposes of Section 4.01, if

        the Participant dies after the earliest date on which he

        is eligible for early retirement under the Entergy

        Retirement Plan (as in effect on the date of his death),

        but before his Income Commencement Date, the term "Ten-

        Year Certain Period" shall mean the ten Year period

        commencing on his date of death.

1.33    "Year"  shall  mean  any  period  of  twelve  consecutive

        months.

1.34    "Year of Service" shall mean each Year of employment

        within the System.  If a Participant becomes permanently

        disabled and qualifies for monthly benefits under any

        long term disability plan sponsored by a System Company,

        the term "Year of Service" shall include any Year

        preceding the date on which such Participant elects

        Retirement under this Plan and for which the Participant

        received monthly disability benefit payments under such

        long term disability plan.  Additionally, the term "Year

        of Service" shall include any Years of imputed service or

        employment that the Employer may, in its discretion,

        grant to a given Participant.

1.35    The masculine pronoun whenever used in the Plan shall

        include the feminine.  Similarly, the feminine pronoun

        whenever used in the Plan shall include the masculine as

        the context or facts may require.  Whenever any words are

        used herein in the singular, they shall be construed as

        if they were also used in the plural in all cases where

        the context so applies.



                           Article II.

                            BENEFITS

2.01    Benefit Base

        (a)    A Participant's Retirement Income shall be payable

        in a form described in Article III below.  Except as

        otherwise provided in the Plan, such Retirement Income

        shall be determined based on a Participant's Benefit Base

        which shall be in the form of equal monthly installments

        payable on a ten-year continuous and certain basis

        described in Article III commencing at a Participant's

        Normal Retirement Date.  Such monthly Benefit Base shall

        be equal to:

        (i)    a percentage of his Final Monthly Compensation,

               based on the percentages described in Appendix A

               attached hereto and made a part hereof, which

               percentages, as determined from the Appendix A,

               shall vary depending on (A) the number of Years of

               Service the Participant has completed through the

               date of Retirement or Separation from Service, as

               applicable, and (B) the number of Know-How Points

               established with respect to the position held by

               such Participant as of the date of his Retirement

               or Separation from Service; less

        (ii)   the amount of any benefit (in the form described

               below) which such Participant earned (A) under any

               other qualified or non-qualified defined benefit

               retirement income or pension plan, trust, or other

               arrangement sponsored by any System Company

               (including, without limitation, Gulf States

               Utilities Company Employees' Trusteed Retirement

               Plan and Gulf States Utilities Company Executive

               Income Security Plan) or (B) under any such

               qualified or non-qualified defined benefit

               retirement income or pension plans sponsored by

               any previous employer or any other person, persons

               or entities for whom the Participant may have been

               employed on or before the date of his Retirement

               or Separation from Service, regardless of whether

               the Participant received a paid up benefit or a

               cash payment under such plans in lieu thereof.

               The benefits described in this Subsection (ii)

               shall exclude any and all benefits earned under

               the following plans: any stock bonus plans, profit

               sharing plans, employee stock ownership plans, or

               other defined contribution plans; and, except as

               provided in Section 2.06(b), any Other Employer

               Plans as to which the Participant has completely

               waived all rights.  For purposes of this

               Subsection (ii), with respect to an unmarried

               Participant, such benefits shall be expressed as a

               single life annuity commencing at the

               Participant's Normal Retirement Date and, as to

               Participants who are married as of the date of

               their Retirement or Separation from Service, such

               benefits shall be expressed as a single life

               annuity adjusted for a 50% joint and survivors

               annuity benefit or the equivalent thereof

               commencing at the Participant's Normal Retirement

               Date.



2.02    Normal Retirement Benefit

        A Participant who elects to Retire from the Employer as

        of his Normal Retirement Date shall be entitled to a

        monthly Retirement Income in a form described under

        Article III of the Plan, commencing on his Normal

        Retirement Date (which shall be his Income Commencement

        Date).  Such Participant's Benefit Base shall be computed

        as described in Section 2.01, and, unless the Participant

        elects an optional form of benefit under Section 3.02,

        his Retirement Income shall be equal to that amount.  If

        the Participant elects an optional form of benefit under

        Section 3.02, such Benefit Base shall be subject to

        adjustment in accordance with the terms of that

        provision.

 2.03   Deferred Retirement Benefit

        A Participant who elects to Retire from the Employer as

        of his Deferred Retirement Date shall be entitled to a

        monthly Retirement Income in a form described under

        Article III of the Plan, commencing on his Deferred

        Retirement Date (which shall be his Income Commencement

        Date).  Such Participant's Benefit Base shall be computed

        as described in Section 2.01, and, unless the Participant

        elects an optional form of benefit under Section 3.02,

        his Retirement Income shall be equal to that amount.  If

        the Participant elects an optional form of benefit under

        Section 3.02, such Benefit Base shall be subject to

        adjustment in accordance with the terms of that

        provision.

2.04    Early Retirement Benefit

        A Participant who elects to Retire as of his Early

        Retirement Date shall be entitled to a monthly Retirement

        Income in a form described under Article III of the Plan,

        commencing on his Early Retirement Date (which shall be

        his Income Commencement Date).  Such Participant's

        Benefit Base shall be computed as described in Section

        2.01, but such Benefit Base shall be reduced by the Early

        Retirement Reduction Factor for each month by which the

        Early Retirement Date precedes his Normal Retirement Date

        and, unless the Participant elects an optional form of

        benefit under Section 3.02, his Retirement Income shall

        be equal to that reduced amount.  If the Participant

        elects an optional form of benefit under Section 3.02,

        such Benefit Base shall be subject to further adjustment

        in accordance with the terms of that provision.  A

        Participant who Separates from Service and, on or after

        such Separation from Service Date, attains or has

        attained the earliest age and Years of Service required

        for early retirement under the Entergy Retirement Plan is

        not required to elect early retirement under the terms of

        this Section 2.04, but such Participant may, at any time

        on or after such Separation from Service Date (but no

        later than his Normal Retirement Date), elect to commence

        his Retirement Income hereunder in accordance with the

        terms of Section 2.05(b).

2.05    Separation Retirement Benefit

        (a)    Except as provided in Subsection (b) below, a

        Participant who Separates from Service shall be entitled

        to a monthly Retirement Income in a form described under

        Article III of the Plan, commencing on his Normal

        Retirement Date (which shall be his Income Commencement

        Date).  Such Participant's Benefit Base shall be computed

        as described in Section 2.01, and, unless the Participant

        elects an optional form of benefit under Section 3.02,

        his Retirement Income shall be equal to that amount.  If

        the Participant elects an optional form of benefit under

        Section 3.02, such Benefit Base shall be subject to

        adjustment in accordance with the terms of that

        provision.

        (b)    Early Commencement.   Subject to consent from the

        Employer, any Participant who Separates from Service may

        elect to commence such monthly Retirement Income on the

        first day of the month coincident with or any month

        following the date on which such Participant, on or after

        such Separation from Service Date, attains or has

        attained the earliest age and requisite number of Years

        of Service required for early retirement under the

        Entergy Retirement Plan as in effect on his Separation

        from Service Date (which commencement date shall be his

        Income Commencement Date).   Any such election must be

        made in accordance with rules and regulations as

        established from time to time by the Administrator, and

        shall be made no later than his Normal Retirement Date;

        provided that, if such Participant elects to receive such

        monthly benefit prior to his Normal Retirement Date with

        the consent of his Employer, his Benefit Base shall be

        reduced  by the Early Retirement Reduction Factor for

        each month by which the Early Retirement Date precedes

        his Normal Retirement Date.

2.06    Election of Benefits on Other Employer Sponsored Benefits

        (a)  Waiver Required.  Notwithstanding any provision

        stated herein to the contrary, in order for a Participant

        or Beneficiary to receive any benefit under this Plan,

        such Participant must expressly waive, revoke, forgive or

        otherwise relinquish any and all rights to any benefits

        under all Other Employer Plans.   As a condition for any

        benefits under this Plan, the Participant must further

        provide the Administrator with written evidence of any

        such waiver, revocation, forgiveness or otherwise

        relinquishment of any and all such other rights or

        benefits under such Other Employer Plans in such form as

        the Administrator may require.

        (b)  Effect If No Waiver Possible.  Subject to the prior

        written consent from the Employer, but only to the extent

        that any such other rights or benefits under any such

        Other Employer Plans cannot be effectively waived,

        revoked, forgiven or relinquished by the Participant, the

        Employer may, in its sole and complete discretion, allow

        any and all benefits payable hereunder nonetheless to be

        payable at such times and in such amounts as described

        above except that any such monthly Retirement Income

        hereunder shall be reduced or offset by the amount of any

        such other rights or benefits that the Participant may

        otherwise receive on a monthly basis from such Other

        Employer Plans.

        (c)  Actions Inconsistent With Waiver.  If, for any

        reason, the Participant makes any claim for benefits

        under both this Plan and any of such Other Employer Plans

        as to which such Participant has executed a waiver,

        revocation, forgiveness or relinquishment of rights and

        benefits, any and all benefits hereunder shall thereupon

        immediately terminate except to the extent agreed to in

        writing by the Employer, and the Employer shall

        thereafter have the full and complete right to recover

        from the Participant any and all benefits paid under the

        terms of this Plan through the date of any such

        forfeiture together with interest and reasonable

        attorneys fees.

2.07    Vesting.  Notwithstanding the foregoing, and except as

        provided in Article VIII, a Participant shall not vest in

        any benefits under the Plan until the date immediately

        preceding the Participant's Retirement or Separation from

        Service.



                          Article III.

                   AMOUNT AND FORM OF BENEFITS

3.01    Normal Form of Retirement Income

        (a)    Ten Year Continuous and Certain Benefit.  Unless

        the Participant makes an election under Section 3.02

        below, his Retirement Income shall be a ten year

        continuous and certain benefit which means that such

        Retirement Income shall be paid in equal monthly

        installments in the form of an annuity for the life of

        the Participant with a minimum of 120 monthly payments to

        the Participant or, in the event of his death, his Joint

        Annuitant.   Subject to any reduction required under

        Section 2.04 (or Section 2.05(b), as applicable) for

        early retirement, the amount of such monthly payments

        shall be equal to the Participant's Benefit Base as

        determined under Section 2.01.   In the event that there

        is a Joint Annuitant and such  Joint Annuitant should

        survive the Participant, the unpaid guaranteed monthly

        payments remaining payable after the Participant's death

        during the Ten Year Certain Period shall be paid to such

        Joint Annuitant.  If, at the time of the Participant's

        death, there is no Joint Annuitant (e.g., the Participant

        was not legally married as of his Retirement or

        Separation from Service) or if the Joint Annuitant

        predeceases the Participant, the remaining unpaid

        guaranteed monthly payments payable during the Ten Year

        Certain Period shall be paid to the Participant's

        Beneficiary.

               If the Joint Annuitant (or the Participant's

        Beneficiary who is eligible in the absence of a Joint

        Annuitant to receive the remaining unpaid guaranteed

        monthly payments payable during the Ten Year Certain

        Period, as applicable) should die before the end of the

        Ten Year Certain Period, the remaining unpaid guaranteed

        monthly payments payable during the Ten Year Certain

        Period shall be paid to such person or persons as the

        Joint Annuitant (or, if there was no Joint Annuitant or

        in the instance where the Joint Annuitant predeceased the

        Participant, the Beneficiary) may have designated in

        writing to the Administrator prior to the Joint

        Annuitant's (or, as applicable, the Beneficiary's) death

        or, in the absence of any such beneficiary designation,

        to the Joint Annuitant's (or, as applicable, the

        Beneficiary's) estate.   No such beneficiary designation

        shall be binding or valid unless filed with and received

        by the Administrator on or before the Joint Annuitant's

        (or, as applicable, Beneficiary's) death.

               There shall be no reduction in the Participant's

        Benefit Base as a result of the extension of such

        Retirement Income on a ten-year continuous and certain

        basis.  Except as provided in Article IV, no benefits

        shall be paid under the Plan if the Participant dies

        before his Income Commencement Date.

        (b)    Survivor's Benefit.   If the Participant dies on

        or after such Income Commencement Date,  his Joint

        Annuitant will be provided a monthly Survivor's Benefit

        for the life of such Joint Annuitant equal to one-half of

        the Benefit Base described under Section 2.01 (as reduced

        under Sections 2.04 or Section 2.05(b), respectively,

        based on the Participant's early retirement as

        applicable).  Notwithstanding the foregoing,  if the

        Participant timely elects an optional form of benefit

        under Section 3.02,  such optional form of benefit,

        including Survivor's Benefit, shall be paid in lieu of

        any amounts otherwise payable under this Section 3.01.

        The monthly Survivor's Benefit shall commence as of the

        first day of the month coincident with or next following

        the later of (i) the date on which the Participant dies,

        or (ii) the end of the Ten-Year Certain Period.

        (c)    Without limiting the breadth of Article IV, if the

        Joint Annuitant predeceases the Participant, there shall

        be no Survivor's Benefit under Section 3.01(b) except

        that the monthly guaranteed payments shall be continued

        in such instance to the Participant's Beneficiary for the

        remainder of the Ten Year Certain Period as described in

        Subsection (a) above to the extent applicable.

3.02    Optional Survivor's Benefit Option

        (a)    In lieu of the normal Survivor's Benefit described

        in Section 3.01 above, a Participant who is legally

        married as of his Income Commencement Date may elect to

        increase the amount of the monthly Survivor's Benefit

        payable to the Joint Annuitant, if any, on and after his

        death subject to the following conditions:

        (i)    Such election must be made on or before the

               earlier of (A) the date on which such Participant

               attains age 64, or (B) the date occurring forty-

               five (45) days immediately preceding the

               Participant's Retirement or Separation from

               Service;

        (ii)   Under this optional form of Survivor's Benefit,

               the Survivor's Benefit payable to the Joint

               Annuitant shall be a percentage designated by the

               Participant in an amount equal to 66 2/3%, 75%,

               90%, or 100% of the amount of the Participant's

               Benefit Base (as adjusted for early retirement, as

               applicable);

        (iii)  At the time the Participant elects this optional

               form of Survivor's Benefit, he shall furnish to

               the Administrator satisfactory proof of the age of

               the Joint Annuitant;

        (iv)   The Participant may cancel his election for such

               optional form of Survivor's Benefit at any time

               prior to the deadline for making such elections as

               described in Subsection (i) above after which date

               any such election(s) shall become irrevocable;

        (v)    Any failure by the Participant to make an

               affirmative written election hereunder on or

               before the deadline established in Subsection (i)

               above shall constitute a waiver of any right to

               elect an optional form of benefit, including an

               adjusted Survivor's Benefit, in which case the

               terms of Section 3.01 shall govern to the extent

               applicable;

        (vi)   The Survivor's Benefit under any such optional

               form of benefit elected under this Section 3.02

               shall terminate on the death of the Joint

               Annuitant at any time after the Income

               Commencement Date and all rights to a Survivor's

               Benefit hereunder shall thereafter cease; and

        (vii)  Except as otherwise provided in this Section 3.02,

               the terms and conditions for the payment of the

               adjusted Retirement Income to the Participant (or

               his Joint Annuitant or Beneficiary, as applicable)

               including, without limitation, the payment of any

               minimum guaranteed payments during the Ten Year

               Certain Period, shall be governed by the terms

               described in Section 3.01 above.

        (b)    Any election under this Section 3.02 shall cause

        the Participant's Benefit Base (as adjusted for early

        retirement, as applicable) to be adjusted based on the

        relative ages of the Participant and his Joint Annuitant

        at the time of his Income Commencement Date which

        adjustment shall be in accordance with the applicable

        adjustment tables attached hereto and made a part hereof

        as Appendix B.   If the Joint Annuitant should predecease

        the Participant on or after the Income Commencement Date,

        the Participant shall not thereafter be entitled to any

        readjustment to his Retirement Income.

        (c)    Any Survivor's Benefit payable under this optional

        form of benefit shall be a monthly benefit payable over

        the life of the Joint Annuitant commencing as of the

        first day of the month coincident with or next following

        the later of (i) the date on which the Participant dies,

        or (ii) the end of the Ten-Year Certain Period.  Except

        as provided in Article IV, no benefits shall be paid

        under the Plan if the Participant dies before his Income

        Commencement Date.  Without limiting the breadth of

        Article IV, if the Joint Annuitant predeceases the

        Participant, there shall be no Survivor's Benefit under

        Section 3.02 except that the monthly guaranteed payments

        as adjusted hereunder shall be continued in such instance

        to the Participant's Beneficiary for the remainder of the

        Ten Year Certain Period as described in Section 3.01(a)

        above to the extent applicable.









                           Article IV

                  PRE-RETIREMENT DEATH BENEFITS

4.01    Pre-Retirement Death Benefit if Participant  is  Eligible

        for Retirement.

        (a)    Upon the death of a Participant on or after the

        date on which he attained age 55 and ten (10) Years of

        Service (or such earlier date as the Entergy Retirement

        Plan may, at the time of the Participant's death, permit

        for early retirement), but prior to his Income

        Commencement Date, his Beneficiary shall be entitled to

        receive 120 monthly payments under the Plan, commencing

        as of the first day of the month next following the

        Participant's death.  The amount of each such monthly

        benefit shall be equal to the Participant's Benefit Base

        calculated as if he had not died on his actual date of

        death but instead had:

               (i)   Retired on his Normal Retirement Date, with

               the same Years of Service and Final Monthly

               Compensation as of his date of death (or, in the

               case of a Participant who continues his employment

               beyond his Normal Retirement Date with the consent

               of his Employer, but dies before his Income

               Commencement Date, such Participant shall be

               treated for purposes of this Section 4.01 as

               having Retired as of his date of death);

               (ii) Elected the normal form of benefit described

               in Section 3.01 without additional adjustments

               pursuant to Section 3.02; and

               (iii)     Then died immediately thereafter.

        The Survivor's Preretirement Death Benefit described

        hereunder shall not be reduced by the Early Retirement

        Reduction Factor even if such benefits commence on or

        before the Participant's Normal Retirement Date

        determined as if he had lived.

        (b)    In the event that the Beneficiary should die

        before the end of the Ten Year Certain Period, the

        remaining unpaid monthly installments of the total 120

        initial monthly payments payable during the Ten Year

        Certain Period shall be paid in the same installments to

        such person or persons as the Beneficiary may have

        designated in writing to the Administrator prior to such

        Beneficiary's death or, in the absence of any such

        beneficiary designation, to such Beneficiary's estate.

        No such beneficiary designation shall be binding or valid

        unless filed with and received by the Administrator on or

        before the Beneficiary's death.

        (c)    In the event that the Beneficiary is the

        Participant's Surviving Spouse and such Surviving Spouse

        is still living following the date on which the last of

        the initial 120 payments is made, such Beneficiary shall

        thereafter be entitled to receive monthly payments in an

        amount equal to one-half of the Benefit Base determined

        under Subsection (a) above.  Such additional payments to

        the Surviving Spouse shall commence on the first day of

        the month next following the last of the initial 120

        payments and shall continue for the remaining life of

        such Surviving Spouse.

4.02    Pre-retirement Death Benefit if Participant is Not

        Eligible for Retirement

        Upon the death of a Participant prior to the date on

        which he attained age 55 and ten (10) Years of Service

        (or such earlier date as the Entergy Retirement Plan may,

        at the time of the Participant's death, permit for early

        retirement), his Beneficiary shall be entitled to

        receive, for her life, monthly payments under the Plan

        commencing as of the first day of the month next

        following the date on which the Participant would have

        attained age 55 had he lived.  Such monthly payments

        shall be in an amount equal to one-half of the

        Participant's Benefit Base calculated as if he had not

        died on his actual date of death but instead had:

               (i)   Retired on his Normal Retirement Date, with

               the same Years of Service and Final Monthly

               Compensation as of his date of death;

               (ii) Elected the normal form of benefit described

               under Section 3.01 without additional adjustments

               pursuant to Section 3.02; and

               (iii)     Then died immediately thereafter.

        The Survivor's Preretirement Death Benefit described

        hereunder shall not be reduced by the Early Retirement

        Reduction Factor even if such benefits commence on or

        before the Participant's Normal Retirement Date

        determined as if he had lived.



                            Article V

                       SOURCE OF PAYMENTS

5.01    Unfunded Plan.  It is a condition of the Plan that

        neither the Participant nor any other person or entity

        shall look to any other person or entity other than the

        Employer for the payment of benefits under the Plan.  The

        Participant or any other person or entity having or

        claiming a right to payments hereunder shall rely solely

        on the unsecured obligation of the Employer set forth

        herein.  Nothing in this Plan shall be construed to give

        the Participant or any such person or entity any right,

        title, interest, or claim in or to any specific asset,

        fund, reserve, account or property of any kind

        whatsoever, owned by the Employer or in which the

        Employer may have any right, title or interest now or in

        the future. However, the Participant or any such person

        or entity shall have the right to enforce his claim

        against the Employer in the same manner as any other

        unsecured creditor of the Employer.

5.02    Employer Liability.  At its own discretion, the Employer

        may purchase such insurance or annuity contracts or other

        types of investments as it deems desirable in order to

        accumulate the necessary funds to provide for the future

        benefit payments under the Plan.  Notwithstanding

        anything to the contrary herein, (1) the Employer shall

        be under no obligation to fund the benefits provided

        under this Plan; (2) the investment of Employer funds

        credited to a special account established hereunder shall

        not be restricted in any way; and (3) such funds may be

        available for any purpose the Employer may choose.



                           Article VI.

                           FORFEITURES

6.01    Forfeitures.  The Participant shall cease to be a

        Participant hereunder and no benefits under the Plan

        shall be payable hereunder on and after any of the

        following events:

        (1)  if the Participant continues his employment with the

        Employer after his Normal Retirement Date without the

        prior written consent of the Employer which consent may

        be freely withheld;

        (2)   if the Participant voluntarily terminates his

        employment with the Employer prior to his Normal

        Retirement Date without the prior written consent of his

        Employer, which consent may be freely withheld;

        (3)  if the Participant is involuntarily terminated by

        the Employer for cause.   For purposes of the Plan,

        termination for cause shall include:

           (a) a material violation by the Participant of any

               agreement with the Employer to which he is a

               party;

           (b) a material violation of the employer-employee

               relationship existing between the Participant and

               the Employer at the time, including, without limi

               tation, breach of confidentiality, moral

               turpitude, theft or defalcation; and

           (c) a material failure by the Participant to perform

               the services required by him by any agreement with

               the Employer to which he is a party, or, if there

               is no such agreement, a material failure by the

               Participant to perform the reasonable customary

               services of an employee holding the type of

               position he holds at the time;

        (4) if the Participant loses his status as an officer of

        the Employer (otherwise than for the purpose of assuming

        an officer position with another System Company) or

        otherwise has the Know-How Points for his position

        reduced to a level less than 1,451 ("Demotion");

        (5) except as otherwise provided in Section 2.06, if the

        Participant (i) fails to expressly waive, revoke, forgive

        or otherwise relinquish any and all rights to any

        benefits under all Other Employer Plans in such form and

        in accordance with such procedures as the Administrator

        may from time to time establish, or (ii) files a claim

        under such Other Employer Plans inconsistent with the

        waiver filed with the Administrator;

        (6) if the Participant engages in any employment (without

        the prior written consent from the Employer) either

        individually or with any person, corporation,

        governmental agency or body, or other entity in

        competition with, or similar in nature to, any business

        conducted by any System Company at any time within the

        ten Year period commencing at Retirement or Separation

        from Service, as applicable;

        (7) if the Participant shall divulge, communicate or use

        to the detriment of the Employer or any System Company,

        or use for the benefit of any other person or entity, or

        misuse in any way, any confidential or proprietary

        information or trade secrets of the Employer or any

        System Company, or engage in any activities that are

        contrary to the best interests of the Employer or any

        System Company; or

        (8) if the Participant voluntarily terminates his

        employment or his employment is terminated with the

        Employer prior to his completion of five (5) actual Years

        of service or employment with the System.

6.02    Advisory Services.  As a condition for benefits under

        this Plan, the Participant must hold himself available to

        render advisory services, with his consent, if so

        requested by the Employer, during the period beginning

        with his Retirement or Separation from Service, as

        applicable, and continuing for a period of ten Years

        thereafter.  The Participant shall control the manner in

        which he renders services hereunder and may, at his

        discretion, decline to render any such services requested

        by the Employer if the Participant's time constraints are

        such that the rendering of such services would result in

        an undue burden upon the Participant.



                          Article VII.

                       PLAN ADMINISTRATION

7.01    Administration of Plan.  Subject to periodic review by

        the Personnel Committee, the Administrator shall have the

        exclusive right to interpret the provisions of the Plan

        and to resolve any questions arising hereunder or in

        connection with the administration hereof.  Any decision

        or action of the Administrator shall be conclusive and

        binding upon the Participant, any Joint Annuitant, and

        any beneficiaries.  The Chairman of the Board of

        Directors shall from time to time appoint and, as the

        Chairman may determine appropriate, remove the

        Administrator who shall operate and administer the Plan.

        The Administrator shall discharge his duties for the

        exclusive benefit of the Participants and their

        beneficiaries.  The Administrator shall administer the

        Plan in accordance with its terms and shall have such

        powers necessary for such purpose including, without

        limitation:

        (a) to adopt such rules and regulations as he shall deem

        desirable or necessary for the administration of the Plan

        on a consistent and uniform basis;

        (b) to interpret the Plan including, without limitation,

        the power to use his sole and exclusive discretion to

        construe and interpret (i) the Plan, (ii) the intent of

        the Plan, and (iii) any ambiguous, disputed or doubtful

        provisions of the Plan;

        (c) to resolve any questions concerning eligibility for

        benefits under the Plan subject to the terms herein

        stated, and to require such information as he may

        reasonably request as a condition for receiving any

        benefit under the Plan;

        (d) to compute the amount of the benefit payable

        hereunder to Participants, any Joint Annuitants, or any

        beneficiaries;

        (e) to execute or deliver any instrument or make any

        payment on behalf of the Plan;

        (f) to employ one or more persons to render advice with

        respect to any of the Administrator's responsibilities

        under the Plan; and

        (g) to direct the Employer concerning all payments that

        shall be made pursuant to the terms of the Plan.

        All decisions of the Administrator of any type, including

        the interpretation or construction of the Plan, shall be

        final and binding on all parties and shall not be

        disturbed unless the Administrator's decisions are

        arbitrary and capricious.  The Administrator shall by

        rule or regulation establish a claims procedure under

        which a claimant shall receive notice in writing in the

        event any claim for benefits with respect to the

        Participant's participation in the Plan has been denied;

        such notice shall set forth the specific reasons for such

        denial.  Such claims procedures shall also provide an

        opportunity for full and fair review by the Administrator

        of any denial of a claim.

7.02    Reliance on Reports and Certificates.  The Board of

        Directors, the Personnel Committee, the Administrator and

        the Employer may rely conclusively upon all tables,

        valuations, certificates, opinions and reports furnished

        by an actuary, accountant, counsel or other person who

        may from time to time be employed or engaged for such

        purposes.



                          Article VIII.

                    AMENDMENT AND TERMINATION

8.01    General.  The Board of Directors may at any time amend,

        supplement, modify or terminate the Plan, subject to the

        provisions of Section 8.02 hereof.

8.02    Restrictions on Amendment or Termination.  Any amendment,

        supplement or modification to, or the termination of, the

        Plan shall be subject to the following restrictions:

        (a) The Employer shall continue, subject to the

            provisions of Article II and Section 6.01, to make

            payments to any retired or separated Participant or

            Beneficiary then entitled to payments as if the Plan

            had not been amended, supplemented, modified or

            terminated; and

        (b) As to any Participant who has not yet begun receiving

            monthly benefits under the Plan, the Employer,

            subject to any provisions of Article II to the

            contrary, shall remain obligated to provide a benefit

            upon the earlier of the Participant's Early

            Retirement Date or death that is actuarially

            equivalent to (and payable for the term of) the

            accrued benefit under Article II earned by the

            Participant at the time the Plan is amended, supple

            mented, modified or terminated.

8.03    Successors to Business of Employer.  The Employer shall

        not sell all or substantially all of its assets or

        participate in any merger, consolidation or similar

        reorganization as to which it is not the surviving entity

        unless the successor to the business of the Employer or

        other surviving entity, by whatever form or manner

        resulting, shall continue the Plan.  Thereupon such

        successor or surviving entity shall succeed to all  the

        rights, powers and duties of the Employer and the Board

        of Directors hereunder.  The employment of the

        Participant who has continued in the employ of such

        successor or surviving entity shall not be deemed to have

        been terminated or severed for any purpose hereunder.

8.04    Dissolution of the Employer.  In the event that the

        Employer is dissolved or liquidated by reason of bankrupt

        cy, insolvency or otherwise prior to the Employee's death

        or Retirement from Service, without any provision being

        made for the continuance of the Plan by a successor to

        the business of the Employer or unless another System

        Company shall have assumed the obligations of the

        Employer under the Plan, the date on which such

        dissolution or liquidation occurs shall be deemed to be

        the non-retired Participant's Early Retirement Date and

        the Participant's Retirement from Service shall be deemed

        to have occurred on his Early Retirement Date.  At the

        option of the person entitled thereto, the actuarial

        equivalent of such benefits shall be paid immediately in

        one lump sum.  Upon the date of such liquidation or

        dissolution in the case of a retired Participant or

        Beneficiary who is receiving benefit payments under the

        Plan, the actuarial equivalent of the benefits then

        remaining to be paid under the Plan to the Participant,

        Joint Annuitant, or Beneficiary, as applicable, shall be

        paid immediately in one lump sum at the option of the

        person entitled thereto.



                           Article IX.

                           ALIENATION

9.01    No Alienation.  The benefits provided hereunder shall not

        be subject to alienation, assignment, pledge,

        anticipation, attachment, garnishment, receivership,

        execution or levy of any kind, including liability for

        alimony or support payments, and any attempt to cause

        such benefits to be so subjected shall not be recognized,

        except to the extent as may be required by law.

                                                                   APPENDIX A

                    DESIGNED TARGET PAY REPLACEMENT RATIOS
                              FOR THE PROPOSED
                    SYSTEM EXECUTIVE RETIREMENT PLAN (SERP)
                    OF ENTERGY CORPORATION AND SUBSIDIARIES



              Target Pay Replacement Level For Executives With Know-How Points:
Years Of      Chairman & CEO       Above 1,901**      Between 1,451 & 1,900***
Service*            55%                 50%                     45%

   1               3.3%                 3.0%                    2.7%
   2               6.6%                 6.0%                    5.4%
   3               9.9%                 9.0%                    8.1%
   4               13.2%               12.0%                   10.8%
   5               16.5%               15.0%                   13.5%
   6               19.8%               18.0%                   16.2%
   7               23.1%               21.0%                   18.9%
   8               26.4%               24.0%                   21.6%
   9               29.7%               27.0%                   24.3%
   10              33.0%               30.0%                   27.0%
   11              36.3%               33.0%                   29.7%
   12              39.6%               36.0%                   32.4%
   13              42.9%               39.0%                   35.1%
   14              46.2%               42.0%                   37.8%
   15              49.5%               45.0%                   40.5%


   16              50.6%               46.0%                   41.4%
   17              51.7%               47.0%                   42.3%
   18              52.8%               48.0%                   43.2%
   19              53.9%               49.0%                   44.1%

   20              55.0%               50.0%                   45.0%



   21              56.0%               51.0%                   46.0%
   22              57.0%               52.0%                   47.0%
   23              58.0%               53.0%                   48.0%
   24              59.0%               54.0%                   49.0%
   25              60.0%               55.0%                   50.0%
   26              61.0%               56.0%                   51.0%
   27              62.0%               57.0%                   52.0%
   28              63.0%               58.0%                   53.0%
   29              64.0%               59.0%                   54.0%
   30              65.0%               60.0%                   55.0%

       * Replacement Ratio for fractional years will be determined by interpolating the difference between the ratio corresponding to completed years of service and the ratio corresponding to the next higher year of service.

                                             APPENDIX B-1--100%J&S

                    Joint and 100% Survivor Pension Factors




 If The Participant Is " O L D E R " Than The Joint Annuitant

And The Age Difference Is:
                           If Participant's
              Less Than         Age Is
Greater          Or           Less Than:         58    61      64    100
  Than   but  Equal To      Greater Than or       0    58      61     64
                               Equal to:
   40           100                             89%    88%    86%    84%
   30            40                             89%    88%    86%    84%
   20            30                             90%    88%    87%    85%
   17            20                             90%    89%    88%    86%
   14            17                             90%    89%    88%    87%
   11            14                             91%    89%    88%    87%
   8             11                             91%    90%    89%    87%
   5             8                              92%    90%    90%    88%
   2             5                              92%    91%    91%    89%
   0             2                              93%    91%    91%    90%


 If The Participant Is " Y O U N G E R "  Than The Joint Annuitant

And The Age Difference Is:
                           If Participant's
              Less Than            Age Is
Greater          Or           Less Than:        58     61      64   100
  Than   but  Equal To      Greater Than or      0     58      61    64
                               Equal to:
   0             2                              93%    92%    92%    90%
   2             5                              93%    93%    92%    92%
   5             8                              94%    94%    94%    93%
   8             11                             95%    95%    95%    94%
   11            14                             95%    96%    95%    95%
   14            17                             96%    97%    96%    96%
   17            20                             98%    97%    97%    97%
   20           100                             98%    98%    98%    97%

                                             APPENDIX B-2--90%J&S

                    Joint and 90% Survivor Pension Factors




 If The Participant Is " O L D E R " Than The Joint Annuitant

And The Age Difference Is:

                Less       If Participant's
                Than            Age Is
Greater          Or           Less Than:        58     61      64   100
  Than    but Equal To      Greater Than or      0     58      61    64
                               Equal to:
   40           100                             91%    90%    89%    87%
   30            40                             91%    90%    89%    87%
   20            30                             92%    90%    90%    88%
   17            20                             92%    91%    90%    89%
   14            17                             92%    91%    90%    90%
   11            14                             93%    91%    90%    89%
   8             11                             93%    92%    91%    90%
   5             8                              94%    92%    92%    90%
   2             5                              94%    93%    93%    91%
   0             2                              94%    93%    93%    92%


 If The Participant Is " Y O U N G E R "  Than The Joint Annuitant

And The Age Difference Is:
                Less       If Participant's
                Than            Age Is
Greater          Or           Less Than:        58     61      64   100
  Than    but Equal To      Greater Than or      0     58      61    64
                               Equal to:
   0             2                              94%    94%    94%    92%
   2             5                              94%    94%    94%    94%
   5             8                              95%    95%    95%    94%
   8             11                             96%    96%    96%    95%
   11            14                             96%    97%    96%    96%
   14            17                             97%    98%    97%    97%
   17            20                             98%    98%    98%    98%
   20           100                             98%    98%    98%    98%

                                             APPENDIX B-3--75%J&S

                    Joint and 75% Survivor Pension Factors




 If The Participant Is " O L D E R " Than The Joint Annuitant

And The Age Difference Is:

                Less       If Participant's
                Than            Age Is
Greater          Or           Less Than:        58     61      64   100
  Than    but Equal To      Greater Than or      0     58      61    64
                               Equal to:
   40           100                             95%    94%    93%    92%
   30            40                             95%    94%    93%    92%
   20            30                             95%    94%    94%    93%
   17            20                             95%    95%    94%    93%
   14            17                             95%    95%    94%    94%
   11            14                             96%    95%    94%    93%
   8             11                             96%    95%    95%    94%
   5             8                              96%    95%    95%    94%
   2             5                              96%    96%    96%    95%
   0             2                              97%    96%    96%    95%

 If The Participant Is " Y O U N G E R "  Than The Joint Annuitant

And The Age Difference Is:
                Less       If Participant's
                Than            Age Is
Greater          Or           Less Than:        58     61      64   100
  Than    but Equal To      Greater Than or      0     58      61    64
                               Equal to:
   0             2                              97%    96%    96%    95%
   2             5                              97%    97%    96%    96%
   5             8                              97%    97%    97%    97%
   8             11                             98%    98%    98%    97%
   11            14                             98%    98%    98%    98%
   14            17                             98%    99%    98%    98%
   17            20                             99%    99%    99%    99%
   20           100                             99%    99%    99%    99%

                                             APPENDIX B-4--66&2/3%J&S

                    Joint W/66 & 2/3% Survivor Pension Factors




 If The Participant Is " O L D E R " Than The Joint Annuitant

And The Age Difference Is:
                Less       If Participant's
                Than            Age Is
Greater          Or           Less Than:        58     61      64   100
  Than    but Equal To      Greater Than or      0     58      61    64
                               Equal to:
   40           100                             96%    96%    95%    95%
   30            40                             96%    96%    95%    95%
   20            30                             97%    96%    96%    95%
   17            20                             97%    96%    96%    95%
   14            17                             97%    96%    96%    96%
   11            14                             97%    96%    96%    95%
   8             11                             97%    97%    96%    96%
   5             8                              97%    97%    97%    96%
   2             5                              97%    97%    97%    96%
   0             2                              98%    97%    97%    97%


 If The Participant Is " Y O U N G E R "  Than The Joint Annuitant

And The Age Difference Is:
                Less       If Participant's
                Than            Age Is
Greater          Or           Less Than:        58     61      64   100
  Than    but Equal To      Greater Than or       0    58      61     64
                               Equal to:
   0             2                              98%    97%    97%    97%
   2             5                              98%    98%    97%    97%
   5             8                              98%    98%    98%    98%
   8             11                             98%    98%    98%    98%
   11            14                             98%    99%    98%    98%
   14            17                             99%    99%    99%    99%
   17            20                             99%    99%    99%    99%
   20           100                             99%    99%    99%    99%